iTalk, Inc. Subsidiary Files for Chapter 11 Bankruptcy

Delray Beach, Florida, July 21, 2016 /PRNewswire/ -- iTalk, Inc. (OTCBB: TALK) (“iTalk”) today announced that United Mobile Solutions, LLC (“UMS LLC”), an indirect wholly owned subsidiary of iTalk, has filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia, to enhance liquidity while it reorganizes. In doing so, UMS LLC is moving forward to implement its financial restructuring plan, which is intended to significantly reduce debt and other liabilities, provide maximum recoveries for creditors and cause no interruption of its carrier master dealer operations. All retail stores operated by UMS LLC are open for business and continuing to operate in the ordinary course.

“Our retail units across the country are open and will operate without interruption throughout the reorganization process,” said David Lee, President of iTalk. “The resulting deleveraging is expected to strengthen UMS LLC’s balance sheet, creating a strong and sustainable capital structure and maximizing shareholder value.

David Levy, CEO of iTalk, added, “We believe the financial restructuring plan we are announcing today is in the best interest of all UMS LLC’s stakeholders.

About iTalk

iTalk is a full service solutions provider for the mobility industry, specializing in retail and wholesale distribution, master agent services, as well as providing turnkey dealer portal and logistic solutions to our customers and dealers. We have positioned ourselves to stay ahead of the evolving mobile technology curve through our focus on creative value added services. Through our extensive offerings, iTalk has set itself apart by implementing innovative solutions to the customers and dealers of the carriers it serves. iTalk is a proud preferred distribution partner with the fastest growing Post Paid carrier in the nation as well as the number 1 fastest growing Prepaid Carrier in the nation. Through its extensive portfolio of capabilities and talent, iTalk is able to provide turnkey solutions to meet the demands of today’s wireless industry and provide value added solutions to its growing network of resellers and eCommerce driven consumers. Our foundation is built on a solid distribution network, comprised of various channels enabling us to continue to source and develop innovative products and services while quickly deploying new emerging mobile technologies and brands into the marketplace. iTalk currently employs 30 people and is based in Norcross, GA with operations in San Antonio, TX, Dallas TX, the Carolinas, Georgia and Miami, FL, with planned expansion to growth markets throughout the United States.

For further information regarding iTalk Inc., contact:

iTalk Inc. - Investor Relations Dept.

E-mail: investor@italkmobility.com

Website: www.italkmobility.com

Forward-Looking Statements: This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this release are made as of the date hereof and iTalk, Inc. undertakes no obligation to update such statements. The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by and information currently available to the Company or its management. When used in this document, the words “anticipate,” “estimate,” “expect,” “intend,” “plans,” “projects,” and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of these uncertainties.